                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement              [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                    Commission Only (as permitted
[ ]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     240.14a-11(c) or 240.14a-12

                      PACIFIC AMERICAN INCOME SHARES, INC.
                      ------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by egistration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                      PACIFIC AMERICAN INCOME SHARES, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 4, 2004
                            ------------------------

To the Stockholders of
PACIFIC AMERICAN INCOME SHARES, INC.

     The Annual Meeting of Stockholders of Pacific American Income Shares, Inc. (the "Company") will be held in the Board Room, Fifth Floor, 385 E. Colorado Boulevard, Pasadena, California, on Tuesday, May 4, 2004 at 8:00 a.m., California time, for the following purposes:

          (1) Electing six Directors to the Board of Directors of the Company;
     and

          (2) Transacting such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on March 10, 2004 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

                                           By Order of the Board of Directors

                                           Lisa G. Mrozek, Secretary

Pasadena, California
March 31, 2004

     STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      PACIFIC AMERICAN INCOME SHARES, INC.
                          385 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91101

                            ------------------------

                                PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of the Company for use at the annual meeting of stockholders of the Company to be held on May 4, 2004 at 8:00 a.m., California time (the "Annual Meeting"), and at any adjournment thereof. At the Annual Meeting, stockholders will be asked to consider the election of six Directors to the Board of Directors of the Company. This Proxy Statement and the form of proxy were first mailed to stockholders on or about April 2, 2004.

     The Board of Directors has fixed the close of business on March 10, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the close of business on March 10, 2004, there were 9,389,431 shares of the Company's common stock (the "Common Stock") outstanding and entitled to one vote per share (and a fractional vote with respect to fractional shares) with respect to each matter to be voted on at the Annual Meeting. The outstanding shares of Common Stock constitute the only outstanding voting securities of the Company entitled to be voted at the Annual Meeting. As of the close of business on March 10, 2004, no person owned of record, or to the Company's knowledge, owned beneficially more than 5% of the Company's Common Stock, except that Cede & Co., as nominee for participants in The Depository Trust Company, held of record 7,772,067 shares of Common Stock, representing approximately 82% of the Company's Common Stock. Cede & Co.'s address is 55 Water Street, 25th Floor, New York, New York 10041-0001.

     A majority of the outstanding shares of Common Stock as of the close of business on March 10, 2004 must be represented in person or by proxy to constitute a quorum for the Annual Meeting. Each stockholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a properly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any stockholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Company, who will not receive compensation from the Company for such services. As the date of the meeting approaches, if we have not received your proxies, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc. ("GS"), which has been retained to assist stockholders in the voting process. For these services, the Company will pay GS a fee that is not expected to exceed $2,000. The Company will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of stock of the Company. All expenses incurred in connection with the solicitation of proxies, including the services of GS, will be borne by the Company.

     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Director has been elected.

     James W. Hirschmann III, Lisa G. Mrozek and Ilene S. Harker, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Mr. Hirschmann and Mesdames Mrozek and Harker are each officers of the Company. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Directors of the Board of Directors' nominees listed in this Proxy Statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. In all matters other than the election of Directors, the affirmative vote of a majority of shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be the act of the stockholders.

                                    PROPOSAL

                             ELECTION OF DIRECTORS

     Six Directors are to be elected at the Annual Meeting to serve until their successors have been duly elected and qualified or until they shall resign or shall have been removed, subject to applicable law and the rules of the New York Stock Exchange. Information about each nominee is set forth in the table below.

Each of the nominees is presently a Director of the Company. No Director or nominee serves as an officer of the Company.

     The Company's Bylaws provide that the Board of Directors will consist of seven directors. Due to the resignation of a Director of the Company in September 2003, a vacancy currently exists on the Board. It is not proposed that such vacancy be filled at the Annual Meeting, and a shareholder's proxy cannot be voted for a greater number of persons than the six nominees named in this Proxy Statement.

     It is the intention of the persons designated as proxies in the proxy, unless otherwise directed therein, to vote at the Annual Meeting for the election of the nominees named below as Directors of the Company. Each of the nominees has agreed to serve if elected at the Annual Meeting. If any nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Directors may recommend.

     Information Regarding the Directors. Information about the Directors and nominees is set forth below. The address of each Director and nominee is c/o the Company at its principal business address listed above.

                                                                       NUMBER OF                    SHARES OF
                                                                       PORTFOLIOS                     COMMON
                                 TERM OF                                IN FUND                       STOCK
                                OFFICE AND                              COMPLEX         OTHER      BENEFICIALLY
                   POSITION(S)  LENGTH OF                               OVERSEEN    DIRECTORSHIPS    OWNED ON
                    HELD WITH      TIME       PRINCIPAL OCCUPATIONS        BY          HELD BY       MARCH 1,
NAME AND AGE         COMPANY     SERVED+     DURING THE PAST 5 YEARS   NOMINEE++       NOMINEE         2004
------------       -----------  ----------  -------------------------  ----------   -------------  ------------
Ronald J. Arnault  Director     Since 1997  Retired (1996) Executive      14             --            1,000
Age 60             (1)                      Vice President, Chief
                                            Financial Officer and
                                            Director of Atlantic
                                            Richfield Company.
John E. Bryson     Director     Since 1987  Chairman and CEO, Edison      14        Director of        1,000**
Age 60             (2)(3)(4)                International (electric                 The Boeing
                                            power generator,                        Company and
                                            distributor and                         The Walt
                                            structured finance                      Disney
                                            provider) (since 1990);                 Company.
                                            Chairman of Southern
                                            California Edison Company
                                            (1990-1999 and 2003-
                                            present); Chief Executive
                                            Officer of Southern
                                            California Edison Company
                                            (1990 to 1999).

                                                                       NUMBER OF                    SHARES OF
                                                                       PORTFOLIOS                     COMMON
                                 TERM OF                                IN FUND                       STOCK
                                OFFICE AND                              COMPLEX         OTHER      BENEFICIALLY
                   POSITION(S)  LENGTH OF                               OVERSEEN    DIRECTORSHIPS    OWNED ON
                    HELD WITH      TIME       PRINCIPAL OCCUPATIONS        BY          HELD BY       MARCH 1,
NAME AND AGE         COMPANY     SERVED+     DURING THE PAST 5 YEARS   NOMINEE++       NOMINEE         2004
------------       -----------  ----------  -------------------------  ----------   -------------  ------------
Anita L. DeFrantz  Director     Since 1998  President, since 1987,        14        Director of          520
Age 51             (1)                      and Director, since 1990,               OBN Holdings
                                            Amateur Athletic                        Inc.
                                            Foundation of Los
                                            Angeles; President and
                                            Director, Kids in Sports,
                                            since 1994; Vice
                                            President and Director,
                                            International Rowing
                                            Federation, since 1997;
                                            Member, International
                                            Olympic Committee
                                            ("IOC"), since 1986;
                                            Member, IOC Executive
                                            Board, 1992-2001; Member,
                                            U.S. Olympic Committee
                                            ("USOC"), since 1976;
                                            Member, USOC Executive
                                            Board, since 1977.
William G. McGagh  Chairman     Since 1984  Consultant, McGagh            14             --            1,000
Age 74             and                      Associates (corporate
                   Director                 financial consulting),
                   (2)(4)                   since 1989; Chairman of
                                            the Board of the John
                                            Tracy Clinic; Chairman of
                                            the Board of the Los
                                            Angeles Orthopedic
                                            Hospital. Formerly:
                                            Senior Vice President,
                                            Chief Financial Officer
                                            and Director of Northrop
                                            Grumman Corp. (defense,
                                            aerospace and cyberspace
                                            products).

                                                                       NUMBER OF                    SHARES OF
                                                                       PORTFOLIOS                     COMMON
                                 TERM OF                                IN FUND                       STOCK
                                OFFICE AND                              COMPLEX         OTHER      BENEFICIALLY
                   POSITION(S)  LENGTH OF                               OVERSEEN    DIRECTORSHIPS    OWNED ON
                    HELD WITH      TIME       PRINCIPAL OCCUPATIONS        BY          HELD BY       MARCH 1,
NAME AND AGE         COMPANY     SERVED+     DURING THE PAST 5 YEARS   NOMINEE++       NOMINEE         2004
------------       -----------  ----------  -------------------------  ----------   -------------  ------------
William E. B.      Director     Since 1997  Chairman, Walt Disney         14        Director of        4,000
Siart              (1)(2)(3)(4)             Concert Hall, Inc., since               Sybron Dental
Age 57                                      1998; Chairman, since                   Specialties,
                                            2000, President and Chief               Inc.
                                            Executive Officer (1998-
                                            2000), Excellent
                                            Education Development.
                                            Formerly: Chairman and
                                            Chief Executive Officer,
                                            First Interstate Bancorp.
Louis A. Simpson   Director     Since 1994  President and Chief           14        Director of       10,000**
Age 67             (1)(3)(4)                Executive Officer,                      ResMed Inc.
                                            Capital Operations, GEICO
                                            Corporation, since 1993.
                                            Formerly: President and
                                            Chief Executive Officer,
                                            Western Asset Management
                                            Company (1977-1979).

---------------
(1) Member of the Audit Committee of the Board of Directors.

(2) Member of the Executive Committee of the Board of Directors.

(3) Member of the Governance and Nominating Committee of the Board of Directors.

(4) Member of the Compensation Committee of the Board of Directors.

 + Each of the Directors of the Company shall hold office until his or her successor shall have been duly elected and shall qualify or until he or she shall resign or shall have been removed, subject to applicable law and the rules of the New York Stock Exchange.

++ Each Director also serves as a Trustee for Western Asset Premier Bond Fund (closed-end investment company) and a Director of Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Company. The Company's investment adviser, Western Asset Management Company (the "Investment Adviser"), and subadviser, Western Asset Management Company Limited (the "Subadviser"), also serve as adviser and subadviser, respectively, to Western Asset Premier Bond Fund, and each serves as subadviser to one or more series of Western Asset Funds, Inc.

**  The nominee shares voting and investment power with respect to these shares.

     The following table states the dollar range of equity securities beneficially owned as of March 1, 2004 by each nominee in the Company and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the nominee in the same "family of investment companies."

                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                         SECURITIES IN ALL FUNDS OVERSEEN
                                              DOLLAR RANGE OF EQUITY     OR TO BE OVERSEEN BY NOMINEE IN
              NAME OF NOMINEE                SECURITIES IN THE COMPANY    FAMILY OF INVESTMENT COMPANIES
              ---------------                -------------------------   --------------------------------
Ronald J. Arnault..........................      $10,001 - $50,000               $10,001 - $50,000
John E. Bryson.............................      $10,001 - $50,000               $10,001 - $50,000
Anita L. DeFrantz..........................           $1 - $10,000                    $1 - $10,000
William G. McGagh..........................      $10,001 - $50,000               $10,001 - $50,000
William E. B. Siart........................     $50,001 - $100,000              $50,001 - $100,000
Louis A. Simpson...........................              >$100,000                       >$100,000

     As of March 1, 2004, all Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares on such date.

     Audit Committee. The Board of Directors has established an Audit Committee composed solely of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Investment Adviser or Subadviser, consisting of Messrs. Arnault, Siart and Simpson and Ms. DeFrantz. Each member of the Audit Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Stock of the Company is listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Company and, among other things, considers the selection of independent public accountants for the Company and the scope of the audit and approves services proposed to be performed by those accountants on behalf of the Company and, under certain circumstances, the Investment Adviser, Subadviser and certain affiliates. The Directors have adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement.

     The Audit Committee of the Company has submitted the following report:

     The Audit Committee has reviewed and discussed with management of the Company the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Company's independent accountants the matters required to be discussed by Statements on Auditing Standards No. 61 (SAS 61). SAS 61 requires independent accountants to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountant's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (requiring accountants to make written disclosures to and discuss with the Audit Committee various matters relating to the accountants' independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit Committee recommended to the Directors the inclusion of the audited financial statements for the last fiscal year in the Company's annual report to stockholders.

                                           Ronald J. Arnault (Chairman)
                                           Anita L. DeFrantz
                                           William E. B. Siart
                                           Louis A. Simpson

     Governance and Nominating Committee. The Board of Directors has established a Governance and Nominating Committee composed solely of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Investment Adviser or Subadviser, consisting of Messrs. Bryson, Siart and Simpson. The Governance and Nominating Committee meets to select nominees for election as Directors of the Company and consider other matters of Board policy. The Directors have adopted a written charter for the Governance and Nominating Committee, a copy of which is included as Appendix B to this Proxy Statement. The Company does not currently maintain a website on which the charter is available.

     The Governance and Nominating Committee requires that Director candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Director. The Governance and Nominating Committee may take into account a wide variety of factors in considering Director candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Directors, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition. The Governance and Nominating Committee may consider candidates for Director recommended by the Company's current Directors, officers, Investment Adviser or Subadviser, stockholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

     It is the policy of the Governance and Nominating Committee to consider nominees recommended by stockholders to serve as Director, provided that any such recommendation is submitted in writing to the Company, to the attention of the Secretary, at the address of the principal executive offices of the Company, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Company's procedures for stockholders to submit nominee candidates, which are a part of the Governance and Nominating Committee's Charter (see Appendix B to this Proxy Statement). The Governance and Nominating Committee has full discretion to reject nominees recommended by stockholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Company's Board of Directors.

     Executive Committee. The Board of Directors has established an Executive Committee consisting of Messrs. Bryson, McGagh and Siart. The Executive Committee may meet from time to time between Board meetings in order to consider relevant items requiring its consideration.

     Compensation Committee. The Board of Directors has established a Compensation Committee consisting of Messrs. Bryson, McGagh, Siart and Simpson. The Compensation Committee meets to review and make recommendations to the Board with respect to Director compensation for services to the Company.

     Meetings. During 2003, the Board of Directors held five meetings, the Audit Committee held five meetings, the Governance and Nominating Committee held four meetings, the Compensation Committee held one meeting and the Executive Committee did not meet. Each Director attended each of the meetings of the Board of Directors and the Committees of the Board of Directors on which he or she served. Although the Company's policies do not require the Directors to attend the Company's annual stockholder meetings, annual meetings are generally held in connection with a regularly scheduled meeting of the Board of Directors in order to facilitate attendance. Each current Director attended the Company's last annual stockholder meeting in May 2003.

     Stockholder Communications. The Board of Directors provides a process for stockholders to send communications to the Board of Directors. Stockholders may mail written communications to the attention of the Board of Directors, care of the Company's Secretary, to the principal executive offices of the Company. The written communication must include the stockholder's name, be signed by the stockholder, refer to the Company, and include the class and number of shares held by the stockholder as of a recent date.

     Director Compensation. Effective February 2004, each Director of the Company who is not an "interested person" (as defined in the 1940 Act) of the Company, the Investment Adviser or the Subadviser receives an aggregate fee of $40,000 annually for serving on the combined Board of Directors/ Trustees of the Company, Western Asset Funds, Inc. and Western Asset Premier Bond Fund. Each Director also receives a fee of $5,000 and related expenses for each meeting of the Board attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit Committee each receive an additional $10,000 per year for serving in such capacities. Each member of the Audit Committee receives a fee of $5,000 for serving as a member of the Audit Committee. Other committee members receive $2,500 for serving as a member of each committee upon which they serve. Committee members also receive a fee of $2,500 for participating in each telephonic committee meeting. All such fees are allocated among the Company, Western Asset Funds, Inc. and Western Asset Premier Bond Fund according to each such investment company's average net assets.

     For the fiscal year ended December 31, 2003, the Directors received the compensation set forth in the following table for serving as Directors of the Company and as Directors or Trustees of other funds in the same "Fund Complex."

                               AGGREGATE     PENSION OR RETIREMENT     ESTIMATED      TOTAL COMPENSATION
                              COMPENSATION    BENEFITS ACCRUED AS       ANNUAL         FROM THE COMPANY
                                FROM THE       PART OF COMPANY'S     BENEFITS UPON   AND ITS FUND COMPLEX
       NAME OF PERSON           COMPANY            EXPENSES           RETIREMENT     PAID TO DIRECTORS(1)
       --------------         ------------   ---------------------   -------------   --------------------
Ronald J. Arnault...........    $15,000               $0                  $0               $56,500
John E. Bryson..............    $12,000               $0                  $0               $49,000
Anita L. DeFrantz...........    $12,000               $0                  $0               $50,500
William G. McGagh...........    $13,000               $0                  $0               $54,500
William E. B. Siart.........    $14,000               $0                  $0               $55,000
Louis A. Simpson............    $14,000               $0                  $0               $55,000

---------------

(1) Includes amounts received from the Company and from Western Asset Funds, Inc. and Western Asset Premier Bond Fund, which are considered part of the same Fund Complex as the Company. Effective February 2004, the Directors will earn compensation for their service as described in the preceding paragraph.

     During 2003, the Company paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser or one of its affiliates.

     Required Vote. The Directors of the Company will be elected by a plurality vote of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote on the election of

Directors. The Directors unanimously recommend that stockholders vote to elect each of the nominees listed above to the Board of Directors.

                     INFORMATION CONCERNING THE INVESTMENT
               ADVISER AND SUBADVISER AND THE COMPANY'S OFFICERS

     The Investment Adviser and the Subadviser are subsidiaries of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing securities brokerage, investment advisory, corporate and public finance, and mortgage banking services to individuals, institutions, corporations and municipalities, and the provision of other financial services. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. The Investment Adviser's address is 385 East Colorado Boulevard, Pasadena, California 91101. The Subadviser's address is 155 Bishopsgate, London, England EC2N3TY. An affiliate of the Investment Adviser, Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, provides administrative services to the Company.

     Information regarding the executive officers of the Company and their ownership of Common Stock is set forth below. The address of each officer is c/o the Company at the address listed above.

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
NAME AND AGE                WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2004
------------             ----------------  -----------------  ------------------------  -------------
James W. Hirschmann III     President      Served since       Director, President and      10,000
Age 43                                     1999.              Chief Executive Officer
                                                              of the Investment
                                                              Adviser, March 1999 to
                                                              present; Director of the
                                                              Subadviser, 1999 to
                                                              present; Member, Board
                                                              of Directors of Medical
                                                              Simulation Corporation;
                                                              Member, Board of
                                                              Trustees of Widener
                                                              College; President,
                                                              Western Asset Funds,
                                                              Inc. and Western Asset
                                                              Premier Bond Fund.
                                                              Formerly: Managing
                                                              Director of the
                                                              Subadviser, 1996-1999;
                                                              Director of Marketing of
                                                              the Investment Adviser,
                                                              April 1989 to 1998; Vice
                                                              President and Director
                                                              of Marketing, Financial
                                                              Trust Corporation (bank
                                                              holding company), 1988
                                                              to 1989; Vice President
                                                              of Marketing Atalanta/
                                                              Sosnoff Capital
                                                              (investment management
                                                              company), 1986 to 1988.

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
NAME AND AGE                WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2004
------------             ----------------  -----------------  ------------------------  -------------
Ilene S. Harker           Vice President   Served since       Head of Enterprise Risk       4,383
Age 49                                     1996.              of the Investment
                                                              Adviser, 2003 to
                                                              present; Vice President,
                                                              Western Asset Funds,
                                                              Inc., 1990 to present,
                                                              and Western Asset
                                                              Premier Bond Fund, 2001
                                                              to present. Formerly:
                                                              Secretary and Director
                                                              of Compliance and
                                                              Controls of the
                                                              Investment Adviser, 1978
                                                              to 2003; Secretary of
                                                              Western Asset Funds,
                                                              Inc. and the Company,
                                                              1993 to 1996.
Scott F. Grannis          Vice President   Served since       Chief Economist, the          4,000
Age 54                                     1990.              Investment Adviser, 1989
                                                              to present; Vice
                                                              President of Western
                                                              Asset Funds, Inc., 1990
                                                              to present. Formerly:
                                                              Vice-President, Leland
                                                              O'Brien Rubinstein
                                                              (investment advisory
                                                              firm), 1986 to 1989;
                                                              Senior Economist,
                                                              Claremont Economics
                                                              Institute, 1980 to 1986.

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
NAME AND AGE                WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2004
------------             ----------------  -----------------  ------------------------  -------------
S. Kenneth Leech          Vice President   Served since       Chief Investment Officer     26,500
Age 49                                     1998.              of the Investment
                                                              Adviser, 1998 to
                                                              present; Vice President,
                                                              Western Asset Funds,
                                                              Inc. and Western Asset
                                                              Premier Bond Fund.
                                                              Formerly: Director of
                                                              Portfolio Management of
                                                              the Investment Adviser,
                                                              1990 to 1998; Senior
                                                              Trader, Greenwich
                                                              Capital, 1988 to 1990;
                                                              Fixed Income Manager of
                                                              The First Boston
                                                              Corporation (holding
                                                              company; stock and bond
                                                              dealers), 1980 to 1987;
                                                              Portfolio Manager of
                                                              National Bank of
                                                              Detroit, 1977 to 1980.
Stephen A. Walsh          Vice President   Served since       Deputy Chief Investment      --
Age 44                                     1999.              Officer of the
                                                              Investment Adviser, 2000
                                                              to present; Vice
                                                              President, Western Asset
                                                              Funds, Inc. Formerly:
                                                              Director of Portfolio
                                                              Management of the
                                                              Investment Adviser,
                                                              1998-2000; Senior
                                                              Portfolio Manager of the
                                                              Investment Adviser,
                                                              1991-2000; Portfolio
                                                              Manager and Trader,
                                                              Security Pacific
                                                              Investment Managers,
                                                              Inc. (investment
                                                              management company),
                                                              1989 to 1991; Portfolio
                                                              Manager, Atlantic
                                                              Richfield Company, 1981
                                                              to 1988.

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
NAME AND AGE                WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2004
------------             ----------------  -----------------  ------------------------  -------------
Marie K. Karpinski        Treasurer and    Served since 2001  Vice President, Legg            500
Age 55                      Principal                         Mason Wood Walker,
                          Financial and                       Incorporated, 1992 to
                            Accounting                        present; Vice President
                             Officer                          and Treasurer of all
                                                              Legg Mason retail funds
                                                              (open-end investment
                                                              companies), 1986 to
                                                              present; Vice President
                                                              and Treasurer of Legg
                                                              Mason Charles Street
                                                              Trust, Inc. (open-end
                                                              investment company),
                                                              1998 to present; Vice
                                                              President, Treasurer and
                                                              Principal Financial and
                                                              Accounting Officer,
                                                              Western Asset Funds,
                                                              Inc., 1990 to present;
                                                              Treasurer and Principal
                                                              Financial and Accounting
                                                              Officer of Western Asset
                                                              Premier Bond Fund, 2001
                                                              to present; Western
                                                              Asset/ Claymore U.S.
                                                              Treasury Inflation
                                                              Protected Securities
                                                              Fund, 2003 to present,
                                                              and Western
                                                              Asset/Claymore U.S.
                                                              Treasury Inflation
                                                              Protected Securities
                                                              Fund 2, 2004-present.
                                                              Formerly: Assistant
                                                              Treasurer of the
                                                              Company, 1988 to 2001.

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
NAME AND AGE                WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2004
------------             ----------------  -----------------  ------------------------  -------------
Erin K. Morris              Assistant      Served since       Assistant Vice President         --
Age 37                      Treasurer      2001.              of Legg Mason Wood
                                                              Walker, Incorporated,
                                                              2002 to present;
                                                              Assistant Treasurer,
                                                              2001 to present, of:
                                                              Legg Mason Income Trust,
                                                              Inc., Legg Mason Cash
                                                              Reserve Trust, Legg
                                                              Mason Tax Exempt Trust,
                                                              Inc., Legg Mason
                                                              Tax-Free Income Fund,
                                                              Western Asset Funds,
                                                              Inc. and Western Asset
                                                              Premier Bond Fund;
                                                              Assistant Treasurer of
                                                              Western Asset/Claymore
                                                              U.S. Treasury Inflation
                                                              Protected Securities
                                                              Fund, 2003 to present,
                                                              and Western
                                                              Asset/Claymore U.S.
                                                              Treasury Inflation
                                                              Protected Securities
                                                              Fund 2, 2004 to present.
                                                              Manager, Fund
                                                              Accounting, Legg Mason
                                                              Wood Walker,
                                                              Incorporated (2000 to
                                                              present). Formerly:
                                                              Assistant Manager, Funds
                                                              Accounting, Legg Mason
                                                              Wood Walker,
                                                              Incorporated (1993 to
                                                              2000).

                                                                                          SHARES OF
                                                                                        COMMON STOCK
                                            TERM OF OFFICE                              BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)     OWNED ON
NAME AND AGE                WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2004
------------             ----------------  -----------------  ------------------------  -------------
Lisa G. Mrozek              Secretary      Served since       Senior Compliance                --
Age 41                                     1999.              Officer of the
                                                              Investment Adviser;
                                                              President of the Board
                                                              of Directors of
                                                              California Dollars for
                                                              Scholars; Member of the
                                                              Board of Trustees of
                                                              Scholarship America;
                                                              Secretary, Western Asset
                                                              Funds, Inc. and Western
                                                              Asset Premier Bond Fund.
                                                              Formerly: Assistant Vice
                                                              President, Fund Business
                                                              Management, Capital
                                                              Research and Management
                                                              Company (an investment
                                                              management firm), 1990
                                                              to 1999.

---------------

(1) Each officer shall hold office until his or her successor shall have been duly chosen and shall qualify or until his or her resignation or removal.

                 STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     Proposals that stockholders wish to present to the 2005 Annual Meeting and to be included in the Company's proxy materials relating to such meeting must be delivered to the Secretary of the Company not less than 120 days prior to April 2, 2005.

     Stockholders who wish to make a proposal at the 2005 Annual
Meeting -- other than one that will be included in the Company's proxy materials -- should notify the Company not less than 45 days prior to April 2, 2005.

     The proper submission of a stockholder proposal does not guarantee that it will be included in the Company's proxy materials or presented at a stockholder meeting. Stockholder proposals are subject to the requirements of applicable law and the Company's Certificate of Incorporation and Bylaws.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), require the Company's officers and Directors, the Investment Adviser, the Subadviser, certain affiliates of the Investment Adviser or Subadviser, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during 2003, all such filing requirements were met.

                         ANNUAL REPORT TO STOCKHOLDERS

     The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2003 contains financial and other information pertaining to the Company. The Company will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Stockholders. Requests for copies of the Annual Report to Stockholders should be directed to Pacific American Income Shares, Inc., Attention: Investor Relations, 385 E. Colorado Boulevard, Pasadena, California 91101 or you may call 800-426-5523.

                            INDEPENDENT ACCOUNTANTS

     The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2004, and the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company, has unanimously ratified such selection. PricewaterhouseCoopers LLP's service is subject to removal by a majority of the outstanding shares of the Company. Representatives of PricewaterhouseCoopers LLP are currently expected to attend the meeting, and may, as they see fit, make a statement and/or respond to appropriate questions.

     The following table presents fees billed in each of the last two fiscal years for services rendered to the Company by PricewaterhouseCoopers LLP:

FISCAL YEAR ENDED   AUDIT FEES   AUDIT-RELATED FEES   TAX FEES   ALL OTHER FEES
-----------------   ----------   ------------------   --------   --------------
December 31, 2002    $29,500           $2,485           $800          N/A
December 31, 2003    $33,900           $2,700           $870          N/A

     "Audit Fees" represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Company's annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for these fiscal years.

     "Audit-Related Fees" represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Company's annual financial statements for those years, including audit test pricing of the Company's holdings at an interim date.

     "Tax Fees" represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

     "All Other Fees" represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Company for the last two fiscal years.

     For the fiscal years ended December 31, 2002 and December 31, 2003, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $545,938 and $886,920, respectively, to the Company, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser.

     Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that all work performed for the Company by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. Since May 6, 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Company, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Company (a "Service Affiliate"), to the extent that such services related directly to the operations and financial reporting of the Company, have been pre-approved by the Audit Committee. The percentage of "Audit-Related Fees," "Tax Fees" and "Other Fees" set forth in the table above that were waived pursuant to 17 CFR 210.2-01(c)(7)(i)(c) was zero.

     PricewaterhouseCoopers LLP did not bill any fees for non-audit services that required pre-approval by the Audit Committee pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the Company's last two fiscal years.

     The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP since May 6, 2003 to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                  ADJOURNMENT

     In the absence of a quorum at the Annual Meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, the Annual Meeting, may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

                                 OTHER BUSINESS

     The Company is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          Lisa G. Mrozek, Secretary

March 31, 2004

                                                                      APPENDIX A

                      PACIFIC AMERICAN INCOME SHARES, INC.
                           WESTERN ASSET FUNDS, INC.
                 WESTERN ASSET PREMIER BOND FUND (THE "FUNDS")

                            AUDIT COMMITTEE CHARTER

                        REVISED AS OF FEBRUARY 10, 2004

     The respective Boards of Directors/Trustees (each a "Board") of Pacific American Income Shares, Inc., Western Asset Funds, Inc. and Western Asset Premier Bond Fund have adopted this Charter to govern the activities of the Audit Committee of the Boards with respect to their oversight of the Funds. This Charter applies separately to each Fund and its Board and Audit Committee, and shall be interpreted accordingly.

     The Audit Committee of the Board shall be comprised entirely of "independent" Directors/Trustees, as such term is interpreted for purposes of
Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the listing standards of the New York Stock Exchange (the "Exchange"). The Audit Committee shall have at least three members, who shall collectively satisfy the independence and expertise requirements of the Exchange.

     The purposes of the Audit Committee shall be:

          (a) to assist with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors;

          (b) to oversee generally the Fund's accounting and financial reporting policies and practices, the Fund's internal controls and, as appropriate, the internal controls of certain service providers;

          (c) to oversee generally the quality and objectivity of the Fund's financial statements and the independent audit thereof;

          (d) to act as a liaison between the Fund's independent auditors and the full Board; and

          (e) to prepare the report required by applicable rules of the Securities and Exchange Commission to be included in the annual proxy statements of Pacific American Income Shares, Inc. and Western Asset Premier Bond Fund.

     To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

          (a) be directly responsible for the appointment, termination, compensation, and oversight of the work of the independent auditors engaged by the Fund for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, including resolution of disagreements between management and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall have ultimate authority for all audit engagement fees and terms. The Board and the Fund's stockholders shall have such rights to approve, ratify and replace the Fund's independent auditors as are provided by applicable law.

          (b) consider the independence of the Fund's independent auditors, and in connection therewith to obtain at least annually formal written reports from the auditors regarding the auditors' independence, including a delineation of all relationships between the auditors and the Fund, discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.

          (c) meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit; (iii) to consider the independent auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and the responses of LM Fund Adviser, Inc. ("LMFA"), Western Asset Management Company ("Western Asset"), and Western Asset Management Company Limited ("WAML," and together with LMFA and Western Asset, the "Managers"), as applicable, thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and the Fund's stockholders.

          (d) discuss with management and the independent auditors the Fund's annual financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance.

          (e) discuss with management the Fund's semi-annual financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance.

          (f) review major issues regarding accounting principles and financial statement presentations, including, to the extent applicable: (A) any significant changes in management's selection or application of accounting principles for the Fund, and major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditors setting forth significant reporting issues and judgments made in connection with the preparation of the Fund's financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Fund's financial statements.

          (g) consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Managers or the auditors.

          (h) pre-approve, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Managers and certain of their affiliates by the auditors, and review the fees charged by the auditors for such services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified in a timely manner of each such service.

          (i) establish procedures for (A) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters, and (B) the confidential, anonymous submission by employees of the Fund, the Fund's investment adviser(s), administrator, principal underwriter (if any) or any other provider of accounting-related services for the Fund of concerns regarding questionable accounting or auditing matters.

          (j) if and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund's independent auditors.

          (k) obtain and review at least annually a report from the independent auditors describing (i) the independent auditors' internal quality-control procedures and (ii) any material issues raised by the independent auditors' most recent internal quality-control review or peer review or by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the independent auditors, and any steps taken to address any such issues.

          (l) review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

          (m) discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information and earnings guidance provided by management to analysts or rating agencies. The Audit Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

          (n) discuss with management its guidelines and policies with respect to risk assessment and risk management.

          (o) review such other matters or information that it believes may be relevant to the auditors, the audit engagement or the Fund's financial policies and procedures or internal accounting controls.

          (p) report its activities to the full Board on a regular basis.

     The Audit Committee shall also have the power to make such recommendations with respect to the above and other matters as it may deem necessary or appropriate.

     The Audit Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Audit Committee with respect to Pacific American Income Shares, Inc. or Western Asset Funds, Inc. may be taken without a meeting if all members of the Committee consent thereto in writing. Any action of the Audit Committee with respect to Western Asset Premier Bond Fund may be taken without a meeting if at least a majority of the members of the Audit Committee consent thereto in writing.

     At least annually, the Audit Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall regularly meet with the Treasurer of the Fund and may seek to meet with internal auditors, if any, for the Managers as circumstances warrant.

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants. The Fund shall provide the necessary funding, as determined by the Audit Committee, to compensate the Fund's independent auditors and any advisers employed by the Audit Committee, as well as for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee may request any officer or employee of the Fund or of any of the Fund's service providers or the Fund's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

     Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Managers or the Fund's independent auditors. The function of the Audit Committee shall be oversight; it shall be the responsibility of the Managers to maintain appropriate systems for accounting and internal control; the independent auditors' responsibility to plan and carry out a proper audit and report thereon to the Board and stockholders, as required by law; and management's and the independent auditors' responsibility to determine that the Fund's financial statements are accurate and complete and in accordance with generally accepted accounting principles. Members of the Audit Committee are not employees of a Fund and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations from which the Audit Committee receives information and (ii) the accuracy of financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary.

     The performance of the Audit Committee shall be reviewed at least annually by the Board.

                                                                      APPENDIX B

                      PACIFIC AMERICAN INCOME SHARES, INC.
                           WESTERN ASSET FUNDS, INC.
                        WESTERN ASSET PREMIER BOND FUND

                  GOVERNANCE AND NOMINATING COMMITTEE CHARTER

                            AS OF FEBRUARY 10, 2004

PURPOSES AND ORGANIZATION

     The purpose of the Governance and Nominating Committee of the respective Boards of Directors/ Trustees (each a "Board") of Pacific American Income Shares, Inc., Western Asset Funds, Inc., and Western Asset Premier Bond Fund (each a "Fund") is to review matters pertaining to the composition, committees, and operations of the Boards. Members of the Committee may not be "interested persons" of a Fund, as such term is defined in the Investment Company Act of 1940, as amended ("Interested Persons").(1) This Charter applies separately to each Fund and its Governance and Nominating Committee, and shall be interpreted accordingly. The Committee shall have the following duties and powers:

          (1) To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

          (2) To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

          (3) To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities.

     The Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee with respect to Pacific American Income Shares, Inc. or

---------------
 (1) As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

Western Asset Funds, Inc. may be taken without a meeting if all members of the Committee consent thereto in writing. Any action of the Committee with respect to Western Asset Premier Bond Fund may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

QUALIFICATIONS FOR DIRECTOR/TRUSTEE NOMINEES

     The Committee requires that Director/Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

IDENTIFICATION OF NOMINEES

     In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) a Fund's current Directors/Trustees, (ii) a Fund's officers, (iii) a Fund's investment adviser(s), (iv) a Fund's stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Funds to identify potential candidates.

CONSIDERATION OF CANDIDATES RECOMMENDED BY STOCKHOLDERS

     The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

            PROCEDURES FOR STOCKHOLDER TO SUBMIT NOMINEE CANDIDATES

                           (AS OF FEBRUARY 10, 2004)

     A Fund stockholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

          1. The stockholder must submit any such recommendation (a "Stockholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

          2. The Stockholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

          3. The Stockholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director/trustee nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a director/trustee if elected; (iii) the recommending shareholder's name as it appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

                                                                      3551-PS-04

                      PACIFIC AMERICAN INCOME SHARES, INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There is an issue related to the management and operation of your Company that requires your immediate attention and approval. This is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Stockholders, May 4, 2004.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Pacific American Income Shares, Inc.


                                   DETACH HERE
--------------------------------------------------------------------------------
                      PACIFIC AMERICAN INCOME SHARES, INC.

                  ANNUAL MEETING OF STOCKHOLDERS - MAY 4, 2004
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      PACIFIC AMERICAN INCOME SHARES, INC.

The undersigned, revoking all prior proxies, hereby appoints James W. Hirschmann III, Lisa G. Mrozek and Ilene S. Harker, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Stockholders of Pacific American Income Shares, Inc., a Delaware corporation (the "Company"), to be held in the Board Room, Fifth Floor, 385 E. Colorado Blvd., Pasadena, California, on May 4, 2004, at 8:00 a.m., California time, and at any adjournments thereof, and thereat to vote as indicated all shares of the Common Stock of the Company which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Company, receipt of which is acknowledged by the undersigned.

             PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

Please sign this Proxy exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                        DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PACIFIC AMERICAN INCOME SHARES, INC.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X]   Please mark
      vote as in
      this example


PACIFIC AMERICAN INCOME SHARES, INC.


1.  Election of Directors.

   (01) RONALD J. ARNAULT,   (02) JOHN E. BRYSON,       (03) ANITA L. DEFRANTZ,
   (04) WILLIAM G. MCGAGH,   (05) WILLIAM E.B. SIART,
   (06) LOUIS A. SIMPSON


   With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

            FOR [  ]                [  ] WITHHELD
            ALL                     FROM ALL
            NOMINEES                NOMINEES

            [  ] For all nominees except as noted above

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES OF THE BOARD OF DIRECTORS.

Please be sure to sign and date this Proxy.

Signature: _________________________________ Date: ___________

Signature: _________________________________ Date: ___________